Morgan Stanley Natural Resource Development Securities Inc.
LETTER TO THE SHAREHOLDERS / / FEBRUARY 28, 2002

Dear Shareholder:
For many investors, the 12-month period ended February 28, 2002, was a very difficult time to be in the market. The U.S. equity markets continued deeper into negative territory as 2001 advanced. By March, the NASDAQ composite index, the Dow Jones Industrial Average and the Standard & Poor's 500 Index (S&P 500) had all crossed the threshold into bear-market territory. Poor performance was heavily concentrated in technology stocks, resulting from companies trimming their spending on information technology. Early in the year the turmoil spread to old-economy stalwarts as well, leaving very few places in the market to hide. In the second and third quarters, growth began to outpace value for the first time since early 2000. Then the terrorist attacks of September 11 significantly damaged market returns, dragging down most sectors in a relatively uniform fashion.

Despite fears to the contrary, market psychology actually improved during the fourth quarter as news on the progress of the war in Afghanistan remained positive. By late December this growing optimism was confirmed by surprisingly high consumer confidence numbers. Other economic data such as new-home sales and similar leading economic indicators also suggested that the U.S. economy had maintained its underlying strength. As a result, the market reacted positively and valuations on many stocks once again became extended.

In January and February the stock market trended down. Factors weighing upon it included the failure of the U.S. government to pass a fiscal stimulus package and the growing awareness that a number of Fortune 500 companies, Enron most notably, had allowed serious lapses to occur in corporate governance.

Natural Resources Overview
During the fiscal year, the natural resources sector felt the impact of the slowing economy as well as political activity at home and abroad. Early in the period the most significant factor affecting the sector was the market impact of unusual volatility in energy prices. In recent months, however, the overriding investment theme has been the nascent growth in industrial activity following a period of prolonged weakness.

High winter prices for natural gas last year induced material consequences rippling through the electricity supply, ethylene-chain and fertilizer markets to industrial users. By the end of the first quarter of 2001, with the global economy slowing, indicators such as the Chicago Purchasing Managers' Index were collapsing. In April, U.S. aluminum orders were down sharply. Not surprisingly, announcements began of smelter closings. Steel companies in the United States extended a trend of seeking protection from creditors as the JPMorgan Base Metals Index slipped to its lowest level since November 1993.

Morgan Stanley Natural Resource Development Securities Inc.
LETTER TO THE SHAREHOLDERS / / FEBRUARY 28, 2002 CONTINUED

In the face of soft demand, OPEC member countries agreed in July to an output quota reduction of 1 million barrels per day effective in September. Within two weeks of September 11, however, oil- and commodity-related indexes stood at historic lows and crude oil prices fell sharply. Russia, Norway and Mexico placed the OPEC cartel's effectiveness in doubt by opting to remain outside the official OPEC volume-target mechanism, and Venezuela took the step of announcing steep increases to its hydrocarbon tax in sharp contrast to trends globally. Russia, shortly afterward, lowered its export tax on crude oil. Share prices of oil services companies, engineering firms and chemical and paper companies underwent selling pressure after several adverse jury awards in asbestos-related litigation.

Toward the end of the reporting period, decreased U.S. demand for natural gas allowed for a return to more-normal pricing, but not before drilling activity in North America began a steep decline. As of this writing, the potential exists for another gas-price rally should industrial demand recover while gas production slows in a lagged response to last year's drilling trend.

Performance and Portfolio
For the 12-month period ended February 28, 2002, Morgan Stanley Natural Resource Development Securities Inc.'s Class B shares generated a total return of -10.35 percent compared to -9.51 percent for the S&P 500. For the same period, the Fund's Class A, C and D shares returned -9.71 percent, -10.37 percent and -9.45 percent, respectively. The performance of the Fund's four share classes varies because each has different expenses. The Fund's total return figures assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. The accompanying chart compares the Fund's performance to that of the S&P 500.

At the end of February, the Fund held an equity weighting of approximately 93 percent of net assets in 58 positions across 21 industries, with the balance in cash equivalents. Holdings trimmed or sold since our last report to shareholders included IMC Global, Phelps-Dodge, Alcoa, Sealed Air, Franco-Nevada, International Paper, Tyco, General Electric, FMC, Newmont Mining, Stolt Offshore and Stillwater Mining. The Fund's position in Enron common stock was sold during the first quarter of 2001. Positions initiated or added to included Alberta Energy, Grant Prideco, Devon Energy, Smith International, ENSCO International, Repsol, Olin, Goodrich, Williams Companies, National-Oilwell, Solutia, Precision Drilling, Cytec, Barrick, Kerr-McGee, Halliburton, Dow Chemical, Georgia-Pacific, Anardarko and Royal Dutch.

Morgan Stanley Natural Resource Development Securities Inc.
LETTER TO THE SHAREHOLDERS / / FEBRUARY 28, 2002 CONTINUED

Looking Ahead
We continue to believe that there are several positive aspects to investing in the resources sector today. As the U.S. Congress debates energy policy, one focus is on improving access to domestic supplies. Natural gas in particular maintains environmental and strategic advantages to other fuels in the generation of electricity, and extensive reserves sit under federal lands that are currently underused or inaccessible for these purposes. Gas is not as easily replaceable as crude oil, and its importation is limited to the piping of supplies from North America and transportation in liquid form. High depletion rates of new gas projects continue as a fundamental trend, making the ability to find and replace reserves a criterion for longevity and thus a high priority for energy companies. We anticipate that the drive to improve the carrying capacity and reliability of the electricity distribution network will remain an important investment theme over the long term. Negative sentiment toward energy during 2001 was grounded largely in anxiety over a recession-related weakness in demand, and the focus may shift toward tighter inventories and supply as industrial demand for both natural gas and crude oil recovers to more normal rates.

We believe that industries within the resources sector could offer attractive investment opportunities, particularly given the economy's prospects for recovery. We anticipate that prices of various paper grades, for example, may recover ahead of expectations, and operating rates could remain strong as consolidation activity allows for greater capital discipline, tempering the historical cycle of expansions in capacity. Of course, there is no guarantee of such an outcome.

We appreciate your ongoing support of Morgan Stanley Natural Resource Development Securities Inc. and look forward to continuing to serve your investment needs.

Very truly yours,

[/S/ CHARLES A. FIUMEFREDDO]             [/S/ MITCHELL M. MERIN]
Charles A. Fiumefreddo                   Mitchell M. Merin
CHAIRMAN OF THE BOARD                    PRESIDENT

Morgan Stanley Natural Resource Development Securities Inc.
FUND PERFORMANCE / / FEBRUARY 28, 2002

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000-CLASS B
($ in Thousands)

                      FUND     S&P 500(4)
February 29, 1992     $10,000     $10,000
February 28, 1993     $11,331     $11,065
February 28, 1994     $12,709     $11,988
February 28, 1995     $12,548     $12,870
February 29, 1996     $15,600     $17,336
February 28, 1997     $18,858     $21,870
February 28, 1998     $22,050     $29,527
February 28, 1999     $16,186     $35,351
February 29, 2000     $20,446     $39,498
February 28, 2001     $24,222     $36,256
February 28, 2002  $21,716(3)     $32,813

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH
  LESS THAN THEIR ORIGINAL COST. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PERFORMANCE FOR CLASS A, CLASS C, AND CLASS D SHARES WILL VARY FROM THE PERFORMANCE OF CLASS B SHARES SHOWN ABOVE DUE TO DIFFERENCES IN SALES CHARGES AND EXPENSES.

                                    Average Annual Total Returns
   ----------------------------------------------------------------------------------------------
                 Class A Shares*                                  Class B Shares**
   --------------------------------------------     ---------------------------------------------
   Period Ended 2/28/02                             Period Ended 2/28/02
   -------------------------                        -------------------------
   1 Year                     (9.71)%(1) (14.45)%(2) 1 Year                    (10.35)%(1) (14.82)%(2)
   Since Inception (7/28/97)   0.30%(1)  (0.87)%(2) 5 Years                    2.86%(1)    2.50%(2)
                                                    10 Years                   8.06%(1)    8.06%(2)

                 Class C Shares+                                  Class D Shares++
   --------------------------------------------     ---------------------------------------------
   Period Ended 2/28/02                             Period Ended 2/28/02
   -------------------------                        -------------------------
   1 Year                     (10.37)%(1) (11.26)%(2) 1 Year                   (9.45)%(1)
   Since Inception (7/28/97)  (0.48)%(1) (0.48)%(2) Since Inception (7/28/97)  0.54%(1)

---------------------

(1) FIGURE SHOWN ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AND DOES NOT REFLECT THE DEDUCTION OF ANY SALES CHARGES.
(2) FIGURE SHOWN ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AND THE DEDUCTION OF THE MAXIMUM APPLICABLE SALES CHARGE. SEE THE FUND'S CURRENT PROSPECTUS FOR COMPLETE DETAILS ON FEES AND SALES CHARGES.
(3)  CLOSING VALUE ASSUMING A COMPLETE REDEMPTION ON FEBRUARY 28, 2002.
(4) THE STANDARD & POOR'S 500 STOCK INDEX (S&P 500) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE AVERAGE PERFORMANCE OF 500 WIDELY HELD COMMON STOCKS. THE PERFORMANCE OF THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.
 *   THE MAXIMUM FRONT-END SALES CHARGE FOR CLASS A IS 5.25%.
** THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B IS 5.0%. THE CDSC DECLINES TO 0% AFTER SIX YEARS.
 + THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C IS 1% FOR SHARES REDEEMED WITHIN ONE YEAR OF PURCHASE.
++   CLASS D HAS NO SALES CHARGE.

Morgan Stanley Natural Resource Development Securities Inc.
PORTFOLIO OF INVESTMENTS / / FEBRUARY 28, 2002

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           Common and Preferred
           Stocks (92.9%)
           Basic Energy (40.2%)
           INTEGRATED OIL (23.0%)
 186,600   BP PLC (ADR) (United Kingdom)...........  $  9,246,030
  52,500   ChevronTexaco Corp......................     4,433,100
  99,631   Conoco, Inc. (Class B)..................     2,755,794
  50,000   ENI SpA (ADR) (Italy)...................     3,474,500
 475,828   Exxon Mobil Corp........................    19,651,696
 174,500   Royal Dutch Petroleum Co. (ADR)
            (Netherlands)..........................     8,964,065
 280,000   Statoil ASA (ADR) (Norway)*.............     1,999,200
                                                     ------------
                                                       50,524,385
                                                     ------------
           OIL & GAS PIPELINES (2.8%)
  85,000   El Paso Corp............................     3,321,800
 182,500   Williams Companies, Inc. (The)*.........     2,819,625
                                                     ------------
                                                        6,141,425
                                                     ------------
           OIL & GAS PRODUCTION (8.4%)
  50,000   Alberta Energy Company Ltd. (Canada)....     2,121,500
  72,500   Anardarko Petroleum Corp................     3,777,250
  60,500   Apache Corp.............................     3,191,375
  69,300   Devon Energy Corp.......................     3,027,024
  65,000   EOG Resources, Inc......................     2,287,350
  47,500   Kerr-McGee Corp.........................     2,626,275
  37,200   Talisman Energy Inc. (Canada)*..........     1,409,508
                                                     ------------
                                                       18,440,282
                                                     ------------
           OIL REFINING/ MARKETING (6.0%)
 225,000   Repsol YPF, S.A. (ADR) (Spain)..........     2,754,000
 120,000   Sunoco, Inc.............................     4,622,400
  80,000   TotalFinaElf S.A. (ADR) (France)........     5,884,000
                                                     ------------
                                                       13,260,400
                                                     ------------
           Total Basic Energy......................    88,366,492
                                                     ------------
           Energy Development &
           Technology (29.2%)
           AEROSPACE & DEFENSE (1.3%)
  95,000   Goodrich Corp...........................     2,835,750
                                                     ------------

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           CONTRACT DRILLING (10.6%)
 115,000   ENSCO International Inc.................  $  2,929,050
 203,975   GlobalSantaFe Corp......................     5,639,909
  85,000   Nabors Industries, Inc.*................     3,014,950
  85,000   Noble Drilling Corp.*...................     2,994,550
 107,500   Precision Drilling Corp. (Class A)
            (Canada)...............................     3,160,500
 200,000   Pride International, Inc.*..............     2,576,000
 105,357   Transocean Sedco Forex Inc..............     2,951,050
                                                     ------------
                                                       23,266,009
                                                     ------------
           ELECTRIC UTILITIES (1.0%)
 100,000   CMS Energy Corp.........................     2,180,000
                                                     ------------
           INDUSTRIAL CONGLOMERATES (2.4%)
  75,000   Honeywell International, Inc............     2,859,000
  49,200   Ingersoll-Rand Co.......................     2,460,000
                                                     ------------
                                                        5,319,000
                                                     ------------
           OILFIELD SERVICES/ EQUIPMENT (13.9%)
  70,000   Baker Hughes Inc........................     2,471,700
  60,000   Cooper Cameron Corp.*...................     2,694,000
 135,986   FMC Technologies, Inc.*.................     2,530,699
 200,000   Grant Prideco, Inc.*....................     2,502,000
 180,000   Halliburton Co..........................     2,962,800
 120,000   National-Oilwell, Inc.*.................     2,509,200
  88,200   Schlumberger Ltd. (Netherlands).........     5,134,122
  80,000   Smith International, Inc.*..............     5,172,000
 100,000   Weatherford International, Inc.*........     4,610,000
                                                     ------------
                                                       30,586,521
                                                     ------------
           Total Energy Development &
            Technology.............................    64,187,280
                                                     ------------
           Metals & Basic
           Materials (23.5%)
           ALUMINUM (2.0%)
 120,000   Alcoa, Inc..............................     4,508,400
                                                     ------------
           CHEMICALS: AGRICULTURAL (1.2%)
 205,000   IMC Global Inc..........................     2,726,500
                                                     ------------
           CHEMICALS: MAJOR DIVERSIFIED (1.7%)
  65,000   Dow Chemical Co. (The)..................     2,033,200
 240,000   Solutia, Inc............................     1,632,000
                                                     ------------
                                                        3,665,200
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Natural Resource Development Securities Inc.
PORTFOLIO OF INVESTMENTS / / FEBRUARY 28, 2002 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           CHEMICALS: SPECIALTY (4.4%)
  65,000   Air Products & Chemicals, Inc...........  $  3,152,500
 115,000   Cytec Industries Inc.*..................     3,122,250
 201,600   Olin Corp...............................     3,405,024
                                                     ------------
                                                        9,679,774
                                                     ------------
           ELECTRONIC PRODUCTION EQUIPMENT (0.3%)
  54,145   Mykrolis Corp.*.........................       573,938
                                                     ------------
           INDUSTRIAL MACHINERY (1.5%)
 225,000   McDermott International, Inc.*..........     3,222,000
                                                     ------------
           INDUSTRIAL SPECIALTIES (1.9%)
  80,000   Millipore Corp..........................     4,176,000
                                                     ------------
           OTHER METALS/ MINERALS (1.2%)
 216,835   BHP Billiton Ltd. (ADR) (Australia).....     2,645,387
                                                     ------------
           PHARMACEUTICALS: MAJOR (1.6%)
  85,000   Pharmacia Corp..........................     3,489,250
                                                     ------------
           PRECIOUS METALS (1.4%)
 130,000   Barrick Gold Corp. (ADR) (Canada).......     2,346,500
  40,000   Barrick Gold Corp. (Canada).............       718,742
                                                     ------------
                                                        3,065,242
                                                     ------------
           PULP & PAPER (4.1%)
 130,000   Aracruz Celulose S.A. (Class B) (ADR)
            (Pref.) (Brazil).......................     2,704,000
  60,000   Bowater, Inc............................     3,093,000
 125,000   Georgia-Pacific Group...................     3,206,250
                                                     ------------
                                                        9,003,250
                                                     ------------
           STEEL (2.2%)
 225,000   AK Steel Holding Corp...................     3,147,750
 116,500   Allegheny Technologies Inc..............     1,818,565
                                                     ------------
                                                        4,966,315
                                                     ------------
           Total Metals & Basic Materials..........    51,721,256
                                                     ------------
           Total Common and Preferred Stocks
            (COST $180,640,187)....................   204,275,028
                                                     ------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                               VALUE

-----------------------------------------------------------------

           Short-Term Investments (6.9%)
           Repurchase Agreement
 $12,000   Joint repurchase agreement
           account 1.895% due
           03/01/02 (dated
           02/28/02; proceeds
           $12,000,632) (a)
           (COST $12,000,000)......................  $ 12,000,000
                                                     ------------
   3,096   The Bank of New York
             1.6875% due
             03/01/02 (dated
             02/28/02; proceeds
             $3,096,452) (b)
             (COST $3,096,307).....................     3,096,307
                                                     ------------
           Total Short-Term Investments
            (COST $15,096,307).....................    15,096,307
                                                     ------------

  Total Investments
   (COST $195,736,494) (C)................    99.8%  219,371,335
  Other Assets in Excess of Liabilities...     0.2       434,307
                                            ------  ------------
  Net Assets..............................   100.0% $219,805,642
                                            ======  ============

------------------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
  *   NON-INCOME PRODUCING SECURITY.
 (A)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
 (B) COLLATERALIZED BY $3,216,053 U.S. TREASURY NOTE 3.50% DUE 11/15/06 VALUED AT $3,158,251.
 (C) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $38,285,901 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $14,651,060, RESULTING IN NET UNREALIZED APPRECIATION OF $23,634,841.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Natural Resource Development Securities Inc.
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
FEBRUARY 28, 2002

Assets:
Investments in securities, at value (cost
 $195,736,494)....................................  $219,371,335
Receivable for:
  Dividends.......................................      467,048
  Capital stock sold..............................      341,108
  Foreign withholding taxes reclaimed.............        7,812
Prepaid expenses and other assets.................       38,872
                                                    -----------
    Total Assets..................................  220,226,175
                                                    -----------
Liabilities:
Payable for:
  Distribution fee................................      122,648
  Investment management fee.......................       99,642
  Capital stock repurchased.......................       77,676
Accrued expenses and other payables...............      120,567
                                                    -----------
    Total Liabilities.............................      420,533
                                                    -----------
    Net Assets....................................  $219,805,642
                                                    ===========
Composition of Net Assets:
Paid-in-capital...................................  $201,518,862
Net unrealized appreciation.......................   23,634,841
Dividends in excess of net investment income......      (42,752)
Accumulated net realized loss.....................   (5,305,309)
                                                    -----------
    Net Assets....................................  $219,805,642
                                                    ===========
Class A Shares:
Net Assets........................................   $1,336,643
Shares Outstanding (500,000,000 AUTHORIZED, $.01
 PAR VALUE).......................................       96,627
    Net Asset Value Per Share.....................  $     13.83
                                                    ===========
    Maximum Offering Price Per Share,
    (NET ASSET VALUE PLUS 5.54% OF NET ASSET
     VALUE).......................................  $     14.60
                                                    ===========
Class B Shares:
Net Assets........................................  $163,155,506
Shares Outstanding (500,000,000 AUTHORIZED, $.01
 PAR VALUE).......................................   12,158,621
    Net Asset Value Per Share.....................  $     13.42
                                                    ===========
Class C Shares:
Net Assets........................................  $ 3,656,034
Shares Outstanding (500,000,000 AUTHORIZED, $.01
 PAR VALUE).......................................      273,128
    Net Asset Value Per Share.....................  $     13.39
                                                    ===========
Class D Shares:
Net Assets........................................  $51,657,459
Shares Outstanding (500,000,000 AUTHORIZED, $.01
 PAR VALUE).......................................    3,717,141
    Net Asset Value Per Share.....................  $     13.90
                                                    ===========

Statement of Operations
FOR THE YEAR ENDED FEBRUARY 28, 2002

Net Investment Income:
Income
Dividends (net of $151,178 foreign withholding
 tax).............................................  $ 3,274,824
Interest..........................................      529,505
                                                    -----------
    Total Income..................................    3,804,329
                                                    -----------
Expenses
Distribution fee (Class A shares).................          334
Distribution fee (Class B shares).................    1,780,493
Distribution fee (Class C shares).................       36,811
Investment management fee.........................    1,431,719
Transfer agent fees and expenses..................      319,210
Shareholder reports and notices...................       63,879
Registration fees.................................       56,996
Professional fees.................................       49,061
Custodian fees....................................       26,478
Directors' fees and expenses......................       18,049
Other.............................................       10,633
                                                    -----------
    Total Expenses................................    3,793,663
                                                    -----------
    Net Investment Income.........................       10,666
                                                    -----------
Net Realized and Unrealized Gain (Loss):
Net realized gain on:
  Investments.....................................    2,320,507
  Foreign exchange transactions...................        2,239
                                                    -----------
    Net Gain......................................    2,322,746
                                                    -----------
Net change in unrealized appreciation on
 investments......................................  (30,030,998)
                                                    -----------

    Net Loss......................................  (27,708,252)
                                                    -----------
Net Decrease......................................  $(27,697,586)
                                                    ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Natural Resource Development Securities Inc.
FINANCIAL STATEMENTS CONTINUED

Statement of Changes in Net Assets

                                            FOR THE YEAR       FOR THE YEAR
                                                ENDED              ENDED
                                          FEBRUARY 28, 2002  FEBRUARY 28, 2001
                                          -----------------  -----------------
Increase (Decrease) in Net Assets:
Operations:
Net investment income...................    $     10,666       $    153,516
Net realized gain.......................       2,322,746         16,587,698
Net change in unrealized appreciation...     (30,030,998)        23,284,304
                                            ------------       ------------

    Net Increase (Decrease).............     (27,697,586)        40,025,518
                                            ------------       ------------
Dividends and Distributions to
 Shareholders from:
Net investment income
  Class A shares........................          (1,535)           (11,844)
  Class C shares........................        --                   (5,758)
  Class D shares........................        (148,017)          (269,459)

Net realized gain
  Class A shares........................          (4,365)          --
  Class B shares........................        (551,226)          --
  Class C shares........................         (11,131)          --
  Class D shares........................        (124,365)          --
                                            ------------       ------------

    Total Dividends and Distributions...        (840,639)          (287,061)
                                            ------------       ------------

Net decrease from capital stock
 transactions...........................      (2,783,414)       (14,541,926)
                                            ------------       ------------

    Net Increase (Decrease).............     (31,321,639)        25,196,531

Net Assets:
Beginning of period.....................     251,127,281        225,930,750
                                            ------------       ------------
End of Period (Including dividends in
 excess of net investment income of
 $42,752 and undistributed net
 investment income of $93,893,
 respectively)..........................    $219,805,642       $251,127,281
                                            ============       ============

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Natural Resource Development Securities Inc.
NOTES TO FINANCIAL STATEMENTS / / FEBRUARY 28, 2002

1. Organization and Accounting Policies
Morgan Stanley Natural Resource Development Securities Inc. (the "Fund"), formerly Morgan Stanley Dean Witter Natural Resource Development Securities Inc., is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is capital growth. The Fund invests primarily in common stock of companies in the natural resources and related areas. The Fund was incorporated in Maryland on December 22, 1980 and commenced operations on March 30, 1981. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, NASDAQ, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Directors); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), formerly Morgan Stanley Dean Witter Advisors Inc., that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt

Morgan Stanley Natural Resource Development Securities Inc.
NOTES TO FINANCIAL STATEMENTS / / FEBRUARY 28, 2002 CONTINUED

securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Joint Repurchase Agreement Account -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements for cash, or U.S. Treasury or federal agency obligations.

D. Multiple Class Allocations -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Foreign Currency Translation -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

F. Forward Foreign Currency Contracts -- The Fund may enter into forward contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currency gain or loss. The Fund records realized gains or

Morgan Stanley Natural Resource Development Securities Inc.
NOTES TO FINANCIAL STATEMENTS / / FEBRUARY 28, 2002 CONTINUED

losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

G. Federal Income Tax Status -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

H. Dividends and Distributions to Shareholders -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. Investment Management Agreement
Pursuant to an Investment Management Agreement with the Investment Manager, the Fund pays an investment management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined at the close of each business day: 0.625% to the portion of daily net assets not exceeding $250 million and 0.50% to the portion of daily net assets exceeding $250 million.

3. Plan of Distribution
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 1.0% of the lesser of:
(a) the average daily aggregate gross sales of the Class B shares since the inception of the Plan on July 2, 1984 (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Plan's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average

Morgan Stanley Natural Resource Development Securities Inc.
NOTES TO FINANCIAL STATEMENTS / / FEBRUARY 28, 2002 CONTINUED

daily net assets of Class B attributable to shares issued, net of related shares redeemed, since the Plan's inception; and (iii) Class C -- up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Directors will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled approximately $9,386,282 at February 28, 2002.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representative may be reimbursed in the subsequent calendar year. For the year ended February 28, 2002, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.02% and 0.99%, respectively.

The Distributor has informed the Fund that for the year ended February 28, 2002, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of approximately $280,359 and $1,335, respectively and received approximately $25,959 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. Security Transactions and Transactions with Affiliates
The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended February 28, 2002 aggregated $56,268,593 and $61,922,500, respectively.

For the year ended February 28, 2002, the Fund incurred brokerage commissions of $76,102 with Morgan Stanley DW Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund.

For the year ended February 28, 2002, the Fund incurred $16,425 in brokerage commissions with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Natural Resource Development Securities Inc.
NOTES TO FINANCIAL STATEMENTS / / FEBRUARY 28, 2002 CONTINUED

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At February 28, 2002, the Fund had transfer agent fees and expenses payable of approximately $3,800.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Directors of the Fund who will have served as independent Directors for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregated pension costs for the year ended February 28, 2002 included in Director's fees and expenses in the Statement of Operations amounted to $6,150. At February 28, 2002, the Fund had an accrued pension liability of $56,803 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. Capital Stock
Transactions in capital stock were as follows:

                                      FOR THE YEAR              FOR THE YEAR
                                         ENDED                      ENDED
                                   FEBRUARY 28, 2002          FEBRUARY 28, 2001
                                ------------------------  -------------------------
                                  SHARES       AMOUNT       SHARES       AMOUNT
                                ----------  ------------  ----------  -------------
CLASS A SHARES
Sold..........................     459,962  $  7,153,662     200,519  $   3,015,692
Reinvestment of dividends and
 distributions................         384         5,734         754         10,825
Redeemed......................    (471,672)   (7,341,659)   (188,678)    (2,802,884)
                                ----------  ------------  ----------  -------------
Net increase (decrease) --
 Class A......................     (11,326)     (182,263)     12,595        223,633
                                ----------  ------------  ----------  -------------
CLASS B SHARES
Sold..........................   5,005,860    72,322,216   5,694,344     81,973,016
Reinvestment of
 distributions................      34,458       502,740      --           --
Redeemed......................  (6,139,488)  (85,247,026) (7,364,180)  (105,005,383)
                                ----------  ------------  ----------  -------------
Net decrease -- Class B.......  (1,099,170)  (12,422,070) (1,669,836)   (23,032,367)
                                ----------  ------------  ----------  -------------
CLASS C SHARES
Sold..........................     146,159     2,090,414     198,961      2,844,473
Reinvestment of dividends and
 distributions................         723        10,529         386          5,439
Redeemed......................    (113,648)   (1,559,754)   (209,074)    (2,972,216)
                                ----------  ------------  ----------  -------------
Net increase (decrease) --
 Class C......................      33,234       541,189      (9,727)      (122,304)
                                ----------  ------------  ----------  -------------
CLASS D SHARES
Sold..........................   1,676,838    22,707,379   2,705,193     39,644,341
Reinvestment of dividends and
 distributions................      10,097       151,551      11,055        159,527
Redeemed......................  (1,003,047)  (13,579,200) (2,169,869)   (31,414,756)
                                ----------  ------------  ----------  -------------
Net increase -- Class D.......     683,888     9,279,730     546,379      8,389,112
                                ----------  ------------  ----------  -------------
Net decrease in Fund..........    (393,374) $ (2,783,414) (1,120,589) $ (14,541,926)
                                ==========  ============  ==========  =============

Morgan Stanley Natural Resource Development Securities Inc.
NOTES TO FINANCIAL STATEMENTS / / FEBRUARY 28, 2002 CONTINUED

6. Federal Income Tax Status
During the year ended February 28, 2002, the Fund utilized approximately $1,355,000 of its net capital loss carryover. At February 28, 2002, the Fund had a net capital loss carryover of approximately $5,846,000 to offset future capital gains to the extent provided by regulations, which are available through February 28 of the following years:

    AMOUNTS IN THOUSANDS
----------------------------
 2004    2005    2006   2007
------  ------  ------  ----
$2,709.. $1,355 $1,355  $427
======  ======  ======  ====

As of February 28, 2002, the Fund had permanent book/tax differences primarily attributable to foreign currency gains. To reflect reclassifications arising from these differences, accumulated net realized loss was charged and dividends in excess of net investment income was credited $2,241.

7. Purposes of and Risks Relating to Certain Financial Instruments
The Fund may enter into forward contracts to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At February 28, 2002, there were no outstanding forward contracts.

Morgan Stanley Natural Resource Development Securities Inc.
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of capital stock outstanding throughout each period:

                                                                                           FOR THE PERIOD
                                         FOR THE YEAR ENDED FEBRUARY 28,                   JULY 28, 1997*
                              ------------------------------------------------------           THROUGH
                                2002           2001          2000**          1999         FEBRUARY 28, 1998
                              ---------      ---------      ---------      ---------      -----------------
Class A Shares++
Selected Per Share Data:
Net asset value,
 beginning of period....       $15.34         $12.94         $10.15         $13.87             $14.44
                               ------         ------         ------         ------             ------
Income (loss) from
 investment operations:
  Net investment
   income...............         0.11           0.10           0.10           0.03               0.04
  Net realized and
   unrealized gain
   (loss)...............        (1.57)          2.40           2.69          (3.61)             (0.10)
                               ------         ------         ------         ------             ------
Total income (loss) from
 investment
 operations.............        (1.46)          2.50           2.79          (3.58)             (0.06)
                               ------         ------         ------         ------             ------
Less dividends and
 distributions from:
  Net investment
   income...............        (0.01)         (0.10)          -              -                -
  Net realized gain.....        (0.04)          -              -             (0.14)             (0.51)
                               ------         ------         ------         ------             ------
Total dividends and
 distributions..........        (0.05)         (0.10)          -             (0.14)             (0.51)
                               ------         ------         ------         ------             ------

Net asset value, end of
 period.................       $13.83         $15.34         $12.94         $10.15             $13.87
                               ======         ======         ======         ======             ======
Total Return+...........        (9.71)%        19.38%         27.49%        (26.04)%            (0.22)%(1)
Ratios to Average Net
 Assets:
Expenses................         0.88 %(3)      1.03%(3)(4)    1.12%(3)       1.14 %(3)          1.11 %(2)
Net investment income...         0.78 %(3)      0.69%(3)(4)    0.75%(3)       0.56 %(3)          0.45 %(2)
Supplemental Data:
Net assets, end of
 period, in thousands...       $1,337         $1,656         $1,233           $691               $309
Portfolio turnover
 rate...................           26 %           23%            39%            26 %               67 %

---------------------

  *   THE DATE SHARES WERE FIRST ISSUED.
 **   FOR THE YEAR ENDED FEBRUARY 29.
 ++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
  + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 (3) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
 (4) IF THE INVESTMENT MANAGER HAD NOT AGREED TO WAIVE PART OF ITS INVESTMENT MANAGEMENT FEE, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 1.05% AND 0.67%, RESPECTIVELY.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Natural Resource Development Securities Inc.
FINANCIAL HIGHLIGHTS CONTINUED

                                                        FOR THE YEAR ENDED FEBRUARY 28,
                              ------------------------------------------------------------------------------------
                                  2002              2001             2000**             1999             1998*
                              ------------      ------------      ------------      ------------      ------------
Class B Shares++
Selected Per Share Data:
Net asset value,
 beginning of period....        $  15.01          $  12.67          $  10.03          $  13.81          $  13.34
                                --------          --------          --------          --------          --------
Income (loss) from
 investment operations:
  Net investment loss...           (0.03)            (0.02)           -                  (0.04)            (0.02)
  Net realized and
   unrealized gain
   (loss)...............           (1.52)             2.36              2.64             (3.60)             2.18
                                --------          --------          --------          --------          --------
Total income (loss) from
 investment
 operations.............           (1.55)             2.34              2.64             (3.64)             2.16
                                --------          --------          --------          --------          --------
Less dividends and
 distributions from:
  Net investment
   income...............          -                 -                 -                 -                  (0.01)
  Net realized gain.....           (0.04)           -                 -                  (0.14)            (1.68)
                                --------          --------          --------          --------          --------
Total dividends and
 distributions..........           (0.04)           -                 -                  (0.14)            (1.69)
                                --------          --------          --------          --------          --------

Net asset value, end of
 period.................        $  13.42          $  15.01          $  12.67          $  10.03          $  13.81
                                ========          ========          ========          ========          ========
Total Return+...........          (10.35)%           18.47 %           26.32%           (26.60)%           16.93%
Ratios to Average Net
 Assets:
Expenses................            1.86 %(1)         1.83 %(1)(2)       1.89 %(1)        1.90 %(1)         1.80 %
Net investment loss.....           (0.20)%(1)        (0.11)%(1)(2)      (0.02)%(1)       (0.20)%(1)        (0.15)%
Supplemental Data:
Net assets, end of
 period, in thousands...        $163,156          $199,044          $189,180          $147,527          $273,333
Portfolio turnover
 rate...................              26 %              23 %              39 %              26 %              67 %

---------------------

  * PRIOR TO JULY 28, 1997, THE FUND ISSUED ONE CLASS OF SHARES. ALL SHARES OF THE FUND HELD PRIOR TO THAT DATE, OTHER THAN SHARES WHICH WERE PURCHASED PRIOR TO JULY 2, 1984 (AND WITH RESPECT TO SUCH SHARES, CERTAIN SHARES ACQUIRED THROUGH REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS (COLLECTIVELY THE "OLD SHARES")), HAVE BEEN DESIGNATED CLASS B SHARES. THE OLD SHARES HAVE BEEN DESIGNATED CLASS D SHARES.
 **   FOR THE YEAR ENDED FEBRUARY 29.
 ++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
  + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
 (1) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
 (2) IF THE INVESTMENT MANAGER HAD NOT AGREED TO WAIVE PART OF ITS INVESTMENT MANAGEMENT FEE, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 1.85% AND (0.13)%, RESPECTIVELY.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Natural Resource Development Securities Inc.
FINANCIAL HIGHLIGHTS CONTINUED

                                                                                           FOR THE PERIOD
                                         FOR THE YEAR ENDED FEBRUARY 28,                   JULY 28, 1997*
                              ------------------------------------------------------           THROUGH
                                2002           2001          2000**          1999         FEBRUARY 28, 1998
                              ---------      ---------      ---------      ---------      -----------------
Class C Shares++
Selected Per Share Data:
Net asset value,
 beginning of period....       $14.98         $12.66         $10.02         $13.81             $14.44
                               ------         ------         ------         ------             ------
Income (loss) from
 investment operations:
  Net investment income
   (loss)...............        (0.03)         (0.01)          0.01          (0.02)             (0.02)
  Net realized and
   unrealized gain
   (loss)...............        (1.52)          2.35           2.63          (3.63)             (0.10)
                               ------         ------         ------         ------             ------
Total income (loss) from
 investment
 operations.............        (1.55)          2.34           2.64          (3.65)             (0.12)
                               ------         ------         ------         ------             ------
Less dividends and
 distributions from:
  Net investment
   income...............         -             (0.02)          -              -                -
  Net realized gain.....        (0.04)          -              -             (0.14)             (0.51)
                               ------         ------         ------         ------             ------
Total dividends and
 distributions..........        (0.04)         (0.02)          -             (0.14)             (0.51)
                               ------         ------         ------         ------             ------

Net asset value, end of
 period.................       $13.39         $14.98         $12.66         $10.02             $13.81
                               ======         ======         ======         ======             ======
Total Return+...........       (10.37)%        18.52 %        26.35 %       (26.67)%            (0.64)%(1)
Ratios to Average Net
 Assets:
Expenses................         1.85 %(3)      1.83 %(3)(4)    1.89 %(3)     1.90 %(3)          1.87 %(2)
Net investment loss.....        (0.19)%(3)     (0.11)%(3)(4)   (0.02)%(3)    (0.20)%(3)         (0.23)%(2)
Supplemental Data:
Net assets, end of
 period, in thousands...       $3,656         $3,593         $3,161         $1,278             $1,488
Portfolio turnover
 rate...................           26 %           23 %           39 %           26 %               67 %

---------------------

  *   THE DATE SHARES WERE FIRST ISSUED.
 **   FOR THE YEAR ENDED FEBRUARY 29.
 ++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
  + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 (3) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
 (4) IF THE INVESTMENT MANAGER HAD NOT AGREED TO WAIVE PART OF ITS INVESTMENT MANAGEMENT FEE, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 1.85% AND (0.13)%, RESPECTIVELY.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Natural Resource Development Securities Inc.
FINANCIAL HIGHLIGHTS CONTINUED

                                                                                           FOR THE PERIOD
                                         FOR THE YEAR ENDED FEBRUARY 28,                   JULY 28, 1997*
                              ------------------------------------------------------           THROUGH
                                2002           2001          2000**          1999         FEBRUARY 28, 1998
                              ---------      ---------      ---------      ---------      -----------------
Class D Shares++
Selected Per Share Data:
Net asset value,
 beginning of period....       $ 15.44        $ 13.01        $ 10.19        $ 13.89            $ 14.44
                               -------        -------        -------        -------            -------
Income (loss) from
 investment operations:
  Net investment
   income...............          0.11           0.13           0.12           0.05               0.07
  Net realized and
   unrealized gain
   (loss)...............         (1.56)          2.42           2.70          (3.61)             (0.11)
                               -------        -------        -------        -------            -------
Total income (loss) from
 investment
 operations.............         (1.45)          2.55           2.82          (3.56)             (0.04)
                               -------        -------        -------        -------            -------
Less dividends and
 distributions from:
  Net investment
   income...............         (0.05)         (0.12)         -              -                -
  Net realized gain.....         (0.04)         -              -              (0.14)             (0.51)
                               -------        -------        -------        -------            -------
Total dividends and
 distributions..........         (0.09)         (0.12)         -              (0.14)             (0.51)
                               -------        -------        -------        -------            -------

Net asset value, end of
 period.................       $ 13.90        $ 15.44        $ 13.01        $ 10.19            $ 13.89
                               =======        =======        =======        =======            =======
Total Return+...........         (9.45)%        19.68%         27.67%        (25.86)%            (0.08)%(1)
Ratios to Average Net
 Assets:
Expenses................          0.86 %(3)      0.83%(3)(4)     0.89%(3)      0.90 %(3)          0.84 %(2)
Net investment income...          0.80 %(3)      0.89%(3)(4)     0.98%(3)      0.80 %(3)          0.82 %(2)
Supplemental Data:
Net assets, end of
 period, in thousands...       $51,657        $46,835        $32,356        $15,454            $13,161
Portfolio turnover
 rate...................            26 %           23%            39%            26 %               67 %

---------------------

  * THE DATE SHARES WERE FIRST ISSUED. SHAREHOLDERS WHO HELD SHARES OF THE FUND PRIOR TO JULY 28, 1997 (THE DATE THE FUND CONVERTED TO A MULTIPLE CLASS SHARE STRUCTURE) SHOULD REFER TO THE FINANCIAL HIGHLIGHTS OF
      CLASS B TO OBTAIN THE HISTORICAL PER SHARE DATA AND RATIO INFORMATION OF THEIR SHARES.
 **   FOR THE YEAR ENDED FEBRUARY 29.
 ++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
  + CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 (3) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
 (4) IF THE INVESTMENT MANAGER HAD NOT AGREED TO WAIVE PART OF ITS INVESTMENT MANAGEMENT FEE, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.85% AND 0.87%, RESPECTIVELY.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Natural Resource Development Securities Inc.
INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors of Morgan Stanley Natural Resource Development Securities Inc.:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Natural Resource Development Securities Inc. (the "Fund"), formerly Morgan Stanley Dean Witter Natural Resource Development Securities Inc., including the portfolio of investments, as of February 28, 2002, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Natural Resource Development Securities Inc. as of February 28, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
NEW YORK, NEW YORK
APRIL 12, 2002

                      2002 Federal Tax Notice (unaudited)

       During the fiscal year ended February 28, 2002, the Fund paid to its shareholders $0.04 per share from long-term capital gains. For such period, 100% of the income dividends paid qualified for the dividends received deduction available to corporations.

Morgan Stanley Natural Resource Development Securities Inc.
DIRECTOR AND OFFICER INFORMATION

Independent Directors:

                                                                                                             Number of
                                                                                                            Portfolios
                                             Term of                                                          in Fund
                           Position(s)     Office and                                                         Complex
Name, Age and Address of    Held with       Length of                                                        Overseen
  Independent Director     Registrant     Time Served*    Principal Occupation(s) During Past 5 Years      by Director**
-------------------------  -----------   ---------------  -------------------------------------------  ---------------------
Michael Bozic (61)         Director      Director since   Retired; Director or Trustee of the Morgan                129
c/o Mayer, Brown, Rowe &                 April 1994       Stanley Funds and the TCW/DW Term Trusts;
Maw                                                       formerly Vice Chairman of Kmart Corporation
Counsel to the                                            (December 1998-October 2000), Chairman and
Independent Trustees                                      Chief Executive Officer of Levitz Furniture
1675 Broadway                                             Corporation (November 1995-November 1998)
New York, NY                                              and President and Chief Executive Officer
                                                          of Hills Department Stores (May 1991-July
                                                          1995); formerly variously Chairman, Chief
                                                          Executive Officer, President and Chief
                                                          Operating Officer (1987-1991) of the Sears
                                                          Merchandise Group of Sears, Roebuck & Co.
Edwin J. Garn (69)         Director      Director since   Director or Trustee of the Morgan Stanley                 129
c/o Summit Ventures LLC                  January 1993     Funds and the TCW/DW Term Trusts; formerly
1 Utah Center                                             United States Senator (R-Utah) (1974-1992)
201 S. Main Street                                        and Chairman, Senate Banking Committee
Salt Lake City, UT                                        (1980-1986); formerly Mayor of Salt Lake
                                                          City, Utah (1971-1974); formerly Astronaut,
                                                          Space Shuttle Discovery (April 12-19,
                                                          1985); Vice Chairman, Huntsman Corporation
                                                          (chemical company); member of the Utah
                                                          Regional Advisory Board of Pacific Corp.
Wayne E. Hedien (68)       Director      Director since   Retired; Director or Trustee of the Morgan                129
c/o Mayer, Brown, Rowe &                 September 1997   Stanley Funds and the TCW/DW Term Trusts;
Maw                                                       formerly associated with the Allstate
Counsel to the                                            Companies (1966-1994), most recently as
Independent Trustees                                      Chairman of The Allstate Corporation (March
1675 Broadway                                             1993-December 1994) and Chairman and Chief
New York, NY                                              Executive Officer of its wholly-owned
                                                          subsidiary, Allstate Insurance Company
                                                          (July 1989-December 1994).


Name, Age and Address of
  Independent Director     Other Directorships Held by Director
-------------------------  ------------------------------------
Michael Bozic (61)         Director of Weirton Steel
c/o Mayer, Brown, Rowe &   Corporation.
Maw
Counsel to the
Independent Trustees
1675 Broadway
New York, NY
Edwin J. Garn (69)         Director of Franklin Covey (time
c/o Summit Ventures LLC    management systems), BMW Bank of
1 Utah Center              North America, Inc. (industrial loan
201 S. Main Street         corporation), United Space Alliance
Salt Lake City, UT         (joint venture between Lockheed
                           Martin and the Boeing Company) and
                           Nuskin Asia Pacific (multilevel
                           marketing); member of the board of
                           various civic and charitable
                           organizations.
Wayne E. Hedien (68)       Director of The PMI Group Inc.
c/o Mayer, Brown, Rowe &   (private mortgage insurance);
Maw                        Trustee and Vice Chairman of The
Counsel to the             Field Museum of Natural History;
Independent Trustees       director of various other business
1675 Broadway              and charitable organizations.
New York, NY

Morgan Stanley Natural Resource Development Securities Inc.
DIRECTOR AND OFFICER INFORMATION CONTINUED

                                                                                                            Number of
                                                                                                           Portfolios
                                            Term of                                                          in Fund
                           Position(s)     Office and                                                        Complex
Name, Age and Address of    Held with      Length of                                                        Overseen
  Independent Director     Registrant     Time Served*   Principal Occupation(s) During Past 5 Years      by Director**
-------------------------  -----------   --------------  -------------------------------------------  ---------------------
Dr. Manuel H. Johnson      Director      Director since  Chairman of the Audit Committee and                       129
(53)                                     July 1991       Director or Trustee of the Morgan Stanley
c/o Johnson Smick                                        Funds and the TCW/DW Term Trusts; Senior
International, Inc.                                      Partner, Johnson Smick International, Inc.,
1133 Connecticut Avenue,                                 a consulting firm; Co-Chairman and a
N.W.                                                     founder of the Group of Seven Council
Washington, D.C.                                         (G7C), an international economic
                                                         commission; formerly Vice Chairman of the
                                                         Board of Governors of the Federal Reserve
                                                         System and Assistant Secretary of the U.S.
                                                         Treasury.
Michael E. Nugent (65)     Director      Director since  Chairman of the Insurance Committee and                   207
c/o Triumph Capital, L.P.                July 1991       Director or Trustee of the Morgan Stanley
237 Park Avenue                                          Funds and the TCW/DW Term Trusts;
New York, NY                                             director/trustee of various investment
                                                         companies managed by Morgan Stanley
                                                         Investment Management Inc. and Morgan
                                                         Stanley Investments LP (since July 2001);
                                                         General Partner, Triumph Capital, L.P., a
                                                         private investment partnership; formerly
                                                         Vice President, Bankers Trust Company and
                                                         BT Capital Corporation (1984-1988).
John L. Schroeder (71)     Director      Director since  Retired; Chairman of the Derivatives                      129
c/o Mayer, Brown, Rowe &                 April 1994      Committee and Director or Trustee of the
Maw                                                      Morgan Stanley Funds and the TCW/DW Term
Counsel to the                                           Trusts; formerly Executive Vice President
Independent Trustees                                     and Chief Investment Officer of the Home
1675 Broadway                                            Insurance Company (August 1991-September
New York, NY                                             1995).


Name, Age and Address of
  Independent Director     Other Directorships Held by Director
-------------------------  ------------------------------------
Dr. Manuel H. Johnson      Director of NVR, Inc. (home
(53)                       construction); Chairman and Trustee
c/o Johnson Smick          of the Financial Accounting
International, Inc.        Foundation (oversight organization
1133 Connecticut Avenue,   of the Financial Accounting
N.W.                       Standards Board).
Washington, D.C.
Michael E. Nugent (65)     Director of various business
c/o Triumph Capital, L.P.  organizations.
237 Park Avenue
New York, NY
John L. Schroeder (71)     Director of Citizens Communications
c/o Mayer, Brown, Rowe &   Company (telecommunications
Maw                        company).
Counsel to the
Independent Trustees
1675 Broadway
New York, NY

Morgan Stanley Natural Resource Development Securities Inc.
DIRECTOR AND OFFICER INFORMATION CONTINUED

Interested Directors:

                                                      Term of
                                Position(s)         Office and
Name, Age and Address of         Held with           Length of
   Interested Director          Registrant         Time Served*    Principal Occupation(s) During Past 5 Years
-------------------------   -------------------   ---------------  -------------------------------------------
Charles A. Fiumefreddo      Chairman, Director    Director since   Chairman, Director or Trustee and Chief
(68)                        or Trustee and        July 1991        Executive Officer of the Morgan Stanley
c/o Morgan Stanley Trust    Chief Executive                        Funds and the TCW/DW Term Trusts; formerly
Harborside Financial        Officer                                Chairman, Chief Executive Officer and
Center,                                                            Director of the Investment Manager, the
Plaza Two,                                                         Distributor and Morgan Stanley Services,
Jersey City, NJ                                                    Executive Vice President and Director of
                                                                   Morgan Stanley DW, Chairman and Director of
                                                                   the Transfer Agent, and Director and/or
                                                                   officer of various Morgan Stanley
                                                                   subsidiaries (until June 1998).
James F. Higgins (54)       Director              Director since   Senior Advisor of Morgan Stanley (since
c/o Morgan Stanley Trust                          June 2000        August 2000); Director of the Distributor
Harborside Financial                                               and Dean Witter Realty Inc.; Director or
Center,                                                            Trustee of the Morgan Stanley Funds and the
Plaza Two,                                                         TCW/DW Term Trusts (since June 2000);
Jersey City, NJ                                                    previously President and Chief Operating
                                                                   Officer of the Private Client Group of
                                                                   Morgan Stanley (May 1999-August 2000),
                                                                   President and Chief Operating Officer of
                                                                   Individual Securities of Morgan Stanley
                                                                   (February 1997-May 1999).
Philip J. Purcell (58)      Director              Director since   Director or Trustee of the Morgan Stanley
1585 Broadway                                     April 1994       Funds and the TCW/DW Term Trusts; Chairman
New York, NY                                                       of the Board of Directors and Chief
                                                                   Executive Officer of Morgan Stanley and
                                                                   Morgan Stanley DW; Director of the
                                                                   Distributor; Chairman of the Board of
                                                                   Directors and Chief Executive Officer of
                                                                   Novus Credit Services Inc.; Director and/or
                                                                   officer of various Morgan Stanley
                                                                   subsidiaries.

                                 Number of
                                Portfolios
                                  in Fund
                                  Complex
Name, Age and Address of         Overseen
   Interested Director         by Director**      Other Directorships Held by Director
-------------------------  ---------------------  ------------------------------------
Charles A. Fiumefreddo                  129       None
(68)
c/o Morgan Stanley Trust
Harborside Financial
Center,
Plaza Two,
Jersey City, NJ
James F. Higgins (54)                   129       None
c/o Morgan Stanley Trust
Harborside Financial
Center,
Plaza Two,
Jersey City, NJ
Philip J. Purcell (58)                  129       Director of American Airlines, Inc.
1585 Broadway                                     and its parent company, AMR
New York, NY                                      Corporation.

----------------------------

   * EACH DIRECTOR SERVES AN INDEFINITE TERM, UNTIL HIS OR HER SUCCESSOR IS ELECTED.
  ** THE FUND COMPLEX INCLUDES ALL OPEN AND CLOSED-END FUNDS (INCLUDING ALL OF THEIR PORTFOLIOS) ADVISED BY MORGAN STANLEY INVESTMENT ADVISORS INC. AND ANY FUNDS THAT HAVE AN INVESTMENT ADVISOR THAT IS AN AFFILIATED PERSON OF MORGAN STANLEY INVESTMENT ADVISORS INC. (INCLUDING BUT NOT LIMITED TO, MORGAN STANLEY INVESTMENT MANAGEMENT INC., MORGAN STANLEY INVESTMENTS LP AND VAN KAMPEN ASSET MANAGEMENT INC.).

Morgan Stanley Natural Resource Development Securities Inc.
DIRECTOR AND OFFICER INFORMATION CONTINUED

Officers:

                                                                                        Term of
                                                 Position(s)                          Office and
     Name, Age and Address of                     Held with                            Length of
         Executive Officer                       Registrant                          Time Served*
-----------------------------------  -----------------------------------  -----------------------------------
Mitchell M. Merin (48)               President                            President since May 1999
1221 Avenue of the Americas
New York, NY
Barry Fink (47)                      Vice President, Secretary and        Vice President, Secretary and
1221 Avenue of the Americas          General Counsel                      General Counsel since February 1997
New York, NY
Thomas F. Caloia (56)                Treasurer                            Treasurer since April 1989
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two
Jersey City, NJ
David F. Myers (48)                  Vice President                       Since July 1997
1221 Avenue of the Americas
New York, NY


     Name, Age and Address of
         Executive Officer           Principal Occupation(s) During Past 5 Years
-----------------------------------  -------------------------------------------
Mitchell M. Merin (48)               President and Chief Operating Officer of
1221 Avenue of the Americas          Morgan Stanley Investment Management (since
New York, NY                         December 1998); President, Director (since
                                     April 1997) and Chief Executive Officer
                                     (since June 1998) of the Investment Manager
                                     and Morgan Stanley Services; Chairman,
                                     Chief Executive Officer and Director of the
                                     Distributor (since June 1998); Chairman and
                                     Chief Executive Officer (since June 1998)
                                     and Director (since January 1998) of the
                                     Transfer Agent; Director of various Morgan
                                     Stanley subsidiaries; President of the
                                     Morgan Stanley Funds and TCW/DW Term Trusts
                                     (since May 1999); Trustee of various Van
                                     Kampen investment companies (since December
                                     1999); previously Chief Strategic Officer
                                     of the Investment Manager and Morgan
                                     Stanley Services and Executive Vice
                                     President of the Distributor (April
                                     1997-June 1998), Vice President of the
                                     Morgan Stanley Funds (May 1997-April 1999),
                                     and Executive Vice President of Morgan
                                     Stanley.
Barry Fink (47)                      General Counsel (since May 2000) and
1221 Avenue of the Americas          Managing Director (since December 2000) of
New York, NY                         Morgan Stanley Investment Management;
                                     Managing Director (since December 2000),
                                     and Secretary and General Counsel (since
                                     February 1997) and Director (since July
                                     1998) of the Investment Manager and Morgan
                                     Stanley Services; Assistant Secretary of
                                     Morgan Stanley DW; Vice President,
                                     Secretary and General Counsel of the Morgan
                                     Stanley Funds and TCW/DW Term Trusts (since
                                     February 1997); Vice President and
                                     Secretary of the Distributor; previously,
                                     Senior Vice President, Assistant Secretary
                                     and Assistant General Counsel of the
                                     Investment Manager and Morgan Stanley
                                     Services.
Thomas F. Caloia (56)                First Vice President and Assistant
c/o Morgan Stanley Trust             Treasurer of the Investment Manager, the
Harborside Financial Center,         Distributor and Morgan Stanley Services;
Plaza Two                            Treasurer of the Morgan Stanley Funds.
Jersey City, NJ
David F. Myers (48)                  Vice President and Portfolio Manager of the
1221 Avenue of the Americas          Investment Manager for over 5 years.
New York, NY

----------------------------

   * EACH OFFICER SERVES AN INDEFINITE TERM, UNTIL HIS OR HER SUCCESSOR IS ELECTED.

DIRECTORS                                             [MORGAN STANLEY LOGO]

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson                                 [PHOTO]
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS                                              Morgan Stanley
Charles A. Fiumefreddo                                Natural Resource
Chairman and Chief Executive Officer                  Development Securities
Mitchell M. Merin
President
Barry Fink
Vice President, Secretary and General Counsel
David F. Myers
Vice President
Thomas F. Caloia
Treasurer
                                                      ANNUAL REPORT
                                                      FEBRUARY 28, 2002
TRANSFER AGENT
Morgan Stanley Trust
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER
Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its directors. It is available, without charge, by calling
(800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distributors Inc., member NASD.  37930RPT